UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	March 31, 2006

GUIDANT CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

INDIANA
(State or Other Jurisdiction of Incorporation)

001-13388	35-1931722
(Commission File Number)	(IRS Employer Identification No.)

111 Monument Circle, 29th Floor Indianapolis, Indiana	46204-5129
(Address of Principal Executive Offices)	(Zip Code)

(317) 971-2000
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

At a special meeting of shareholders of Guidant Corporation held on Friday, March 31, 2006, the Guidant shareholders voted to approve the Agreement and Plan of Merger, dated as of January 25, 2006 (the "Agreement"), among Boston Scientific Corporation, Galaxy Merger Sub, Inc., a wholly owned subsidiary of Boston Scientific, and Guidant, pursuant to which Galaxy Merger Sub will merge with and into Guidant, with Guidant becoming a wholly owned subsidiary of Boston Scientific. At a separate special meeting of stockholders of Boston Scientific held on Friday, March 31, 2006, the Boston Scientific stockholders voted to (i) adopt an amendment to the Boston Scientific Second Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of Boston Scientific common stock from 1,200,000,000 to 2,000,000,000 shares; and (ii) approve the issuance of shares of Boston Scientific common stock to shareholders of Guidant on the terms and conditions set out in the Agreement. The press release announcing the outcome of these meetings is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release dated March 31, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GUIDANT CORPORATION

Dated: April 3, 2006	By: /s/ Keith E. Brauer
	Name:	Keith E. Brauer
	Title:	Vice President, Finance and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated March 31, 2006

Exhibit 99.1

BOSTON SCIENTIFIC AND GUIDANT SHAREHOLDERS

EACH APPROVE COMBINATION

Natick, MA and Indianapolis, IN (March 31, 2006) — Boston Scientific Corporation (NYSE: BSX) and Guidant Corporation (NYSE: GDT) today announced that the shareholders of each company have voted overwhelmingly to approve the combination of Boston Scientific and Guidant at separate special meetings held today.

More than 96 percent of the shares represented at the meeting and more than 73 percent of the outstanding shares of Boston Scientific were voted in favor of the transaction at the Boston Scientific shareholders meeting. More than 98 percent of the shares represented at the meeting and more than 66 percent of the outstanding shares of Guidant were voted in favor of the transaction at the Guidant shareholders meeting.

“We are pleased and gratified by the strong support we have received from Boston Scientific’s and Guidant’s shareholders,” said Boston Scientific President and Chief Executive Officer Jim Tobin. “We are excited about the prospect of creating a global leader in cardiovascular devices, and we are eager to begin working with our colleagues at Guidant to realize the substantial benefits this combination will bring to shareholders, employees, physicians and patients.”

The merger remains subject to customary closing conditions, and Boston Scientific and Guidant expect the transaction to close shortly after U.S. and European authorities complete their antitrust reviews. Boston Scientific expects to close the transaction around the middle of April.

Under the terms of the merger agreement between Boston Scientific and Guidant announced on January 25, 2006, each share of Guidant common stock will be exchanged for $42.00 in cash and $38.00 in Boston Scientific common stock, based on the average closing price of Boston Scientific common stock during the 20 consecutive trading day period ending three trading days prior to the closing date. If the average closing price of Boston Scientific common stock during this period is less than $22.62, Guidant shareholders will receive 1.6799 Boston Scientific shares for each share of Guidant common stock, and if the average closing price of Boston Scientific common stock during this period is greater than $28.86, Guidant shareholders will receive 1.3167 Boston Scientific shares for each share of Guidant common stock. Guidant shareholders will receive an additional $0.0132 in cash per Guidant share for each day beginning on April 1, 2006 through the closing date of the merger. Boston Scientific has also entered into an agreement with Abbott under which Abbott will acquire Guidant’s vascular intervention and endovascular businesses, while agreeing to share rights to Guidant’s drug-eluting stent program with Boston Scientific.

Boston Scientific Corporation

Boston Scientific is a worldwide developer, manufacturer and marketer of medical devices whose products are used in a broad range of interventional medical specialties. For more information, please visit: www.bostonscientific.com.

Guidant Corporation

Guidant Corporation pioneers lifesaving technology, giving an opportunity for better life today to millions of cardiac and vascular patients worldwide. Guidant develops, manufactures and markets a broad array of products and services that enable less invasive care for some of life’s most threatening medical conditions. For more information, visit http://www.guidant.com/.

Forward Looking Statements

This press release contains “forward-looking statements,” including, among other statements, statements regarding the proposed business combination between Boston Scientific Corporation and Guidant Corporation, and the anticipated consequences and benefits of such transaction. Statements made in the future tense, and words such as “anticipate”, “expect”, “project”, “believe”, “plan”, “estimate”, “intend”, “will”, “may” and similar expressions are intended to identify forward-looking statements. These statements are based on current expectations but are subject to certain risks and uncertainties, many of which are difficult to predict and are beyond the control of Boston Scientific or Guidant. Relevant risks and uncertainties include those referenced in Boston Scientific’s and Guidant’s filings with the Securities and

Exchange Commission (“SEC”) (which can be obtained as described in “Additional Information” below), and include: general industry conditions and competition; economic conditions, such as interest rate and currency exchange rate fluctuations; technological advances and patents attained by competitors; challenges inherent in new product development, including obtaining regulatory approvals; domestic and foreign health care reforms and governmental laws and regulations; and trends toward health care cost containment. Risks and uncertainties relating to the proposed transaction include: required regulatory approvals will not be obtained in a timely manner, if at all; the proposed transaction will not be consummated; the anticipated benefits of the proposed transaction will not be realized; and the integration of Guidant’s operations with Boston Scientific will be materially delayed or will be more costly or difficult than expected. These risks and uncertainties could cause actual results to differ materially from those expressed in or implied by the forward-looking statements, and therefore should be carefully considered. Neither Boston Scientific nor Guidant assumes any obligation to update any forward-looking statements as a result of new information or future events or developments.

Additional Information

Boston Scientific and Guidant have filed a definitive prospectus/joint proxy statement with the SEC in connection with the proposed transaction. The material contained herein is not a substitute for the definitive prospectus/joint proxy statement or any other documents that Boston Scientific and Guidant have filed or will file with the SEC. Investors and security holders are urged to read the definitive prospectus/joint proxy statement and any other relevant documents filed or to be filed by Boston Scientific or Guidant, because they contain or will contain important information about the proposed transaction. The definitive prospectus/joint proxy statement is, and other documents filed or to be filed by Boston Scientific and Guidant with the SEC are or will be, available free of charge at the SEC’s website ( http://www.sec.gov) or from Boston Scientific by directing a request to Boston Scientific Corporation, One Boston Scientific Place, Natick, Massachusetts 01760-1537, Attention: Milan Kofol, Investor Relations, or from Guidant by directing a request to Guidant Corporation, 111 Monument Circle, 29th Floor, Indianapolis, Indiana 46204, Attention: Investor Relations.

Boston Scientific, Guidant and their respective directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from the security holders of Boston Scientific or Guidant in connection with the proposed transaction. Information about Boston Scientific’s directors and executive officers is available in Boston Scientific’s Annual Report on Form 10-K for the year ended December 31, 2005, and information about Guidant’s directors and executive officers is available in Guidant’s Annual Report on Form 10-K for the year ended December 31, 2005. Additional information about the interests of potential participants is included in the definitive prospectus/joint proxy statement referred to above.

Contacts — Boston Scientific

Milan Kofol (508-650-8569) (cell: 617-834-8595)

Investor Relations, Boston Scientific Corporation

Paul Donovan (508-650-8541) (cell: 508-667-5165)

Media Relations, Boston Scientific Corporation

Steve Frankel / Steve Silva (212-355-4449)

Joele Frank, Wilkinson Brimmer Katcher

Contacts — Guidant

Steven Tragash (317-971-2031)

Corporate Communications, Guidant Corporation

Andy Rieth (317-971-2061)

Investor Relations, Guidant Corporation

Doug Hughes (317-971-2039)

Investor Relations, Guidant Corporation

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